                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                                AMENDMENT NO. 1


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       AUGUST 31, 1998
                                                  ---------------------------



                             WESTOWER CORPORATION
 ----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   WASHINGTON                       333-32963                    91-1825860
-------------------                -----------               ------------------
 (State or Other                   (Commission                  (IRS Employer
  Jurisdiction of                  File Number)              Identification No.)
  Incorporation)


              7001 N.E. 40TH AVENUE, VANCOUVER, WASHINGTON  98661
   ------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (360) 750-9355
                                                          ----------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     On August 31, 1998, Westower Corporation (the "Company") completed the acquisition of Standby Services, Inc., a Texas corporation, pursuant to a Share Exchange Agreement between the Company and Tom T. Cunningham, the sole shareholder of Standby Services, Inc. Included below are certain financial statements and pro forma financial information of Standby Services, Inc.

(a)  Financial statements of Standby Services, Inc.:

     1. Audited financial statements for December 31, 1997 and 1996:

                                     INDEX


                                                                  Page
                                                                  ----

INDEPENDENT AUDITOR'S REPORT......................................  1

BALANCE SHEETS - December 31, 1997 and 1996.......................  2

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS - Years Ended
     December 31, 1997 and 1996...................................  3

STATEMENTS OF CASH FLOWS - Years Ended December 31, 1997 and 1996.  4

NOTES TO FINANCIAL STATEMENTS.....................................  5

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors and Stockholder
Standby Services, Inc.

We have audited the accompanying balance sheets of Standby Services, Inc. as of December 31, 1997 and 1996, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Standby Services, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



Hein + Associates LLP

Houston, Texas
October 21, 1998

                            STANDBY SERVICES, INC.


                                 BALANCE SHEETS

                                                                          December 31,
                                                              -----------------------------------
                                                                    1997                1996
                                                              ---------------     ---------------

ASSETS
------

CURRENT ASSETS:
  Cash and cash equivalents                                        $  936,485             $   --
  Accounts receivable                                                 807,850             577,443
  Costs and estimated earnings in excess of billings on                75,846             139,996
   uncompleted contracts
  Inventory                                                            31,814                 --
  Prepaid expenses and other current assets                            44,801              22,479
                                                                   ----------          ----------
       Total current assets                                         1,896,796             739,918

PROPERTY AND EQUIPMENT, net                                           553,101             551,770

OTHER ASSETS                                                            9,225               6,971
                                                                   ----------          ----------

       Total assets                                                $2,459,122          $1,298,659
                                                                   ==========          ==========

LIABILITIES AND STOCKHOLDER'S EQUITY
---------------------------------------------------------

CURRENT LIABILITIES:
  Net checks issued in excess of funds on deposit                     $   --           $  150,992
  Trade accounts payable                                              154,283             173,994
  Other current liabilities                                            45,468              23,145
  Withholding taxes payable                                           603,100                 --
  Billings in excess of costs and estimated earnings on
   uncompleted contracts                                               87,496                 --
  Current portion of long-term debt                                   129,857             137,281
  Note payable                                                            --              207,375
  Stockholder advances                                                871,007               1,008
                                                                   ----------          ----------
       Total current liabilities                                    1,891,211             693,795

LONG-TERM DEBT, excluding current portion                              83,109              78,433

    Total liabilities                                               1,974,320             772,228
                                                                   ----------          ----------

STOCKHOLDER'S EQUITY
  Common stock, $1.00 par value; 1,000 shares                           1,000               1,000
   authorized, issued and outstanding
  Retained earnings                                                   483,802             525,431
                                                                   ----------          ----------
    Total stockholder's equity                                        484,802             526,431
                                                                   ----------          ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY:                        $2,459,122          $1,298,659
                                                                   ==========          ==========

                            STANDBY SERVICES, INC.

                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS



                                                                                Years ended December 31,
                                                                        --------------------------------------
                                                                               1997                  1996
                                                                        ----------------      ----------------

CONTRACT REVENUES EARNED                                                      $4,550,037            $4,510,861

COSTS OF REVENUES EARNED                                                       2,273,416             2,877,393
                                                                              ----------            ----------

       Gross profit                                                            2,276,621             1,633,468

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                   2,295,954             2,016,531
                                                                              ----------            ----------

OPERATING LOSS                                                                   (19,333)             (383,063)

OTHER INCOME (EXPENSE):
  Miscellaneous income                                                               772                31,898
  Interest income                                                                 12,622
  Interest expense                                                               (35,690)              (14,444)
                                                                              ----------            ----------

NET LOSS                                                                         (41,629)             (365,609)
                                                                              ----------            ----------

Retained Earnings, beginning of year                                             525,431               891,040
                                                                              ----------            ----------

RETAINED EARNINGS, end of year                                                $  483,802            $  525,431
                                                                              ==========            ==========

                            STANDBY SERVICES, INC.

                           STATEMENTS OF CASH FLOWS


                                                                                    Years ended December 31,
                                                                            --------------------------------------
                                                                                   1997                  1996
                                                                            ----------------      ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                                          $ (41,629)            $(365,609)
 Adjustments to reconcile net loss to net cash provided (used)
   by operating activities:
   Depreciation                                                                      111,438                85,771
 Changes in assets and liabilities:
   Accounts receivable                                                              (230,407)               72,874
   Costs and estimated earnings in excess of billings on uncompleted                  64,150               (84,182)
    contracts
   Inventory                                                                         (31,814)                  --
   Other current assets                                                              (22,322)                5,556
   Other assets                                                                       (2,254)               (6,970)
   Trade accounts payable and net checks issued in excess of funds                  (170,703)               86,132
   Billings in excess of costs and estimated earnings on uncompleted
    contracts                                                                         87,496                   --
   Other current liabilities                                                         625,423                13,823
                                                                                   ---------             ---------
      Net cash provided (used) by operating activities                               389,378              (192,605)
                                                                                   ---------             ---------

Cash Flows From Investing Activities  purchases of property and                     (112,769)             (118,194)
 equipment                                                                         ---------             ---------

Cash Flows from Financing Activities:
 Borrowings on short-term notes                                                      263,700               414,750
 Principal payments on short-term borrowings                                        (471,075)             (207,375)
 Borrowings on long-term notes                                                        94,431                89,606
 Principal payments on long-term borrowings                                          (97,179)              (68,487)
 Proceeds from shareholder advances                                                  869,999                   --
 Repayments on shareholder advances                                                      --               (238,037)
                                                                                   ---------             ---------
       Net cash flows provided (used) by financing activities                        659,876                (9,543)
                                                                                   ---------             ---------

NET CHANGE IN CASH                                                                   936,485              (320,342)

Cash and Cash Equivalents, beginning of year                                             --                320,342
                                                                                   ---------             ---------

Cash and Cash Equivalents, end of year                                             $ 936,485              $    --
                                                                                   =========             =========

Supplemental disclosure of cash flow information
 Interest paid                                                                     $  14,443             $  22,880
                                                                                   =========             =========

 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:
    -------------------------------------------------

    Organization - Standby Services, Inc. (the "Company") is a general
    ------------
    contracting company that builds and maintains wireless communication transmitting and receiving facilities for providers of wireless communication services. The Company's principal operations are in the state of Texas.

    Use of Estimates - The preparation of the Company's financial statements in
    ----------------
    conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Examples of estimates subject to possible revision based upon the outcome of future events include costs and estimated earnings on uncompleted contracts, depreciation of property and equipment, and accrued income tax liabilities. Actual results could differ from those estimates.

    Revenue and Cost Recognition - Profits and losses on contracts are recorded
    ----------------------------
    on the percentage-of-completion method of accounting, measured by the percentage of contract costs incurred to date to estimated total contract costs for each contract. Contract costs include raw materials, direct labor, amounts paid to subcontractors, equipment rented and an allocation of overhead expenses. Anticipated losses on uncompleted construction contracts are charged to operations as soon as such losses can be estimated. Changes in job performance, job conditions, estimated profitability and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

    The asset, "costs and estimated earnings in excess of billings on uncompleted contracts", represents revenues recognized in excess of amounts billed. The liability, "billings in excess of costs and estimated earnings on uncompleted contracts", represents billings in excess of revenues recognized.

    Cash and Cash Equivalents - For purposes of reporting cash flows, cash and
    -------------------------
    cash equivalents consist of cash in banks, money market investments on deposit with major financial institutions, and all highly liquid investments with an original maturity of three months or less.

    Inventory - Inventory consists of construction parts and supplies and is
    ---------
    stated at the lower of cost or market. Cost is determined using the first-in, first-out ("FIFO") method.

                            STANDBY SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:  (continued)
    ------------------------------------------------

    Property and Equipment - Property and equipment are stated at cost, net of
    ----------------------
    depreciation which is recorded using the straight-line method over a range of estimated useful lives of the assets as follows:

           Building                                           10 years
           Machinery and equipment                    5   -   10 years
           Vehicles                                            5 years
           Furniture and fixtures                     3   -   10 years


    Fair Value of Financial Instruments - The Company's only financial
    -----------------------------------
    instruments are cash, short-term accounts receivable and payable, other current liabilities and accrued expenses, and long-term debt. Management believes the carrying amounts of these financial instruments approximate their fair values.

    Federal Income Taxes - The Company elected effective January 1, 1997 to be
    --------------------
    taxed as an S Corporation under the Internal Revenue Code. Under an S Corporation election, the income of the corporation flows through to the stockholders to be taxed at the individual level rather than the corporate level. Accordingly, the Company will have no tax liability as of December 31, 1997. Prior to the S Corporation election, the Company accounted for income taxes in accordance with the liability method, under which the amount of deferred income taxes is based upon the tax effect of differences between the financial and income tax bases of its assets and liabilities at each balance sheet date, based on existing tax laws.

    Recent Accounting Pronouncement - The Financial Accounting Standards Board
    -------------------------------
    (the "FASB") issued SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.

    SFAS No. 130 is effective for financial statements for periods beginning after December 15, 1997 and requires comparative information for earlier years to be restated. Because of the recent issuance of these standards, management has been unable to fully evaluate the impact, if any, the standards may have on the future financial statement disclosures. Results of operations and financial position, however, will be unaffected by implementation of these standards.

                            STANDBY SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS

2.  PROPERTY AND EQUIPMENT:
    -----------------------

    Property and equipment consisted of the following:

                                                  December 31,
                                    -------------------------------------
                                           1997                 1996
                                    ----------------     ----------------
Buildings                                  $ 265,426            $ 265,426
Vehicles                                     299,591              266,716
Machinery and equipment                      109,026              102,472
Furniture and fixtures                        66,447               59,145
                                           ---------            ---------
                                             740,490              693,759

Less accumulated depreciation               (297,778)            (252,378)
                                           ---------            ---------
                                             442,712              441,381

Land                                         110,389              110,389
                                           ---------            ---------

                                           $ 553,101            $ 551,770
                                           =========            =========

3.    CONSTRUCTION ACCOUNTS:
      ----------------------

    Costs, estimated earnings and billings on uncompleted contracts consist of the following:

                                                 December 31,
                                    -------------------------------------
                                           1997                 1996
                                    ----------------     ----------------

Costs incurred on uncompleted              $  56,570             $ 84,397
 contracts
Estimated earnings on                         68,726               55,599
 uncompleted contracts                     ---------             --------
                                             125,296              139,996
Less billings to date                       (136,946)               --
                                           ---------             --------

                                           $ (11,650)            $139,996
                                           =========             ========

                            STANDBY SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS


3.  CONSTRUCTION ACCOUNTS:  (continued)
    ---------------------

    These amounts are included in the accompanying balance sheets under the following captions:

                                                 December 31,
                                    -------------------------------------
                                           1997                 1996
                                    ----------------     ----------------

Costs and estimated earnings in             $ 75,846             $139,996
 excess of billings on
 uncompleted contracts

Billings in excess of costs and              (87,496)               --
 estimated earnings on                      --------             --------
 uncompleted contracts
                                            $(11,650)            $139,996
                                            ========             ========

    The following summarizes the results of construction contracts:

                                                                                  Gross
           Year Ended                    Revenue              Costs               Profit
       December 31, 1997                  Earned             Incurred           Recognized
--------------------------------    ----------------    ----------------    ----------------
Completed contracts                       $4,424,741          $2,216,846          $2,207,895
Uncompleted contracts                        125,296              56,570              68,726
                                          ----------          ----------          ----------

                                          $4,550,037          $2,273,416          $2,276,621
                                          ==========          ==========          ==========

                                                                                  Gross
           Year Ended                    Revenue              Costs               Profit
       December 31, 1996                  Earned             Incurred           Recognized
--------------------------------    ----------------    ----------------    ----------------

Completed contracts                       $4,370,865          $2,792,996          $1,577,869
Uncompleted contracts                        139,996              84,397              55,599
                                          ----------          ----------          ----------

                                          $4,510,861          $2,877,393          $1,633,468
                                          ==========          ==========          ==========

                            STANDBY SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS


4.  STOCKHOLDER ADVANCES:
    --------------------

    During 1997 and 1996, the Company's sole stockholder advanced $869,999 and $1,008, respectively, to the Company to fund operations. The balance of $871,007 at December 31, 1997, was repaid in early 1998.

5.    LONG-TERM DEBT:
      ---------------

    As of December 31, 1997 and 1996, long-term debt consisted of the following:

                                                                         1997                1996
                                                                  ---------------     ----------------
Vehicle purchase contracts with finance corporations, due               $ 127,173            $  85,854
in aggregate monthly installments of $7,361, including
interest at rates ranging from 10.65% to 11.15% through
December 2001; collateralized by vehicles.

Notes payable to a bank, due in aggregate monthly                          24,210               35,547
installments of $1,186, including interest at rates
ranging from 9.25% to 11.25% through November 2000;
collateralized by vehicles

Mortgage note payable, due on demand, or if no demand is                   17,619               19,891
made, in monthly installments of $405, including interest
at 9.875%, through June, 2002; collateralized by land

Note payable to a bank, due in monthly installments of                     43,964               74,422
$1,700, including interest at 9% through September 1999;               ---------            ---------
collateralized by land and improvements

                  Total long-term debt                                    212,966              215,714
                  Less current portion                                   (129,857)            (137,281)
                                                                        ---------            ---------
                  Long-term portion                                     $  83,109            $  78,433
                                                                        =========            =========


                                                                          Years Ending
                                                                          December 31,
                                                                          ----------
Long-term debt matures as follows:                                           1998              $129,857
                                                                             1999                54,642
                                                                             2000                21,841
                                                                             2001                 4,430
                                                                             2002                 2,196
                                                                                               --------
                                                                                               $212,966
                                                                                               ========

                            STANDBY SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS


6.  CREDIT RISK AND BUSINESS CONCENTRATIONS:
    ---------------------------------------

    Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents and trade accounts receivable. The Company places its temporary cash investments with major financial institutions. At times, deposits with any one institution may exceed federally insured limits. Management believes that the risk of any possible deposit loss is minimal.

    The Company had sales to three major customers totaling approximately 94% and 87% of total revenues for the years ended December 31, 1997 and 1996. At December 31, 1997, amounts due from three customers who individually had amounts due in excess of 10% of trade receivables, totaled approximately $645,000. At December 31, 1996, amounts due from three customers who individually had amounts due in excess of 10% of trade receivables, totaled approximately $459,000.


7.  INCOME TAXES:
    ------------

    There were no material deferred tax assets and liabilities as of December 31, 1996, and no deferred income tax expense was provided in the accompanying statement of operations and retained earnings for the year ended December 31, 1996. Income tax expense differed from the amounts expected based upon a statutory tax rate of 34% primarily because of the impact graduated tax rates applied to the Company's taxable income and the impact of nondeductible expenses.


8.  SUBSEQUENT EVENT:
    ----------------

    Subsequent to year-end, the Company's sole stockholder entered into a share exchange agreement, whereby 100% of the outstanding common stock of the Company was exchanged for common stock of a third party. This transaction was completed on August 31, 1998.

     2. Unaudited financial statements for June 30, 1998 and 1997:


                            Standby Services, Inc.
                           Balance Sheet (Unaudited)
                            June 30, 1998 and 1997


                                    ASSETS

                                                             1998        1997
                                                          ----------  ----------

CURRENT ASSETS
 Cash                                                     $  409,177  $  139,892
 Accounts receivable, net                                    776,879     656,597
 Costs and estimated earnings in excess of billings on
   uncompleted contracts                                     104,558      88,887
 Inventory                                                    31,814      46,897
 Other current assets                                         70,294      74,700
                                                          ----------  ----------
      Total current assets                                 1,392,722   1,006,973

PROPERTY AND EQUIPMENT, net                                  588,473     573,767

OTHER ASSETS                                                   9,225       6,970
                                                          ----------  ----------
TOTAL ASSETS                                              $1,990,420  $1,587,710
                                                          ==========  ==========



                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Trade accounts payable                                   $  198,682  $  159,324
 Other current liabilities                                    63,727      59,224
 Current portion of long-term debt                            90,007      77,922
                                                          ----------  ----------
     Total current liabilities                               352,416     296,470

LONG-TERM DEBT, excluding current portion                    133,583     142,121

STOCKHOLDERS' EQUITY
 Common stock                                                  1,000       1,000
 Retained earnings                                         1,503,421   1,148,119
                                                          ----------  ----------
     Total stockholders' equity                            1,504,421   1,149,119
                                                          ----------  ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $1,990,420  $1,587,710
                                                          ==========  ==========

                            Standby Services, Inc.
                        Statement Of Income (Unaudited)
                    Six Months Ended June 30, 1998 and 1997

                                                   1998         1997
                                                -----------  -----------

CONTRACT REVENUES EARNED                        $2,781,745   $2,106,580

COSTS OF REVENUES EARNED                           923,969    1,201,933
                                                ----------   ----------
     Gross profit                                1,857,776      904,647

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES       752,890      257,920
                                                ----------   ----------

OPERATING INCOME                                 1,104,886      646,727
                                                ----------   ----------
OTHER INCOME (EXPENSE)
 Other                                              (1,579)         304
 Interest expense                                   (3,670)     (24,341)
                                                ----------   ----------
     Total other income (expense)                   (5,249)     (24,037)
                                                ----------   ----------

NET INCOME                                      $1,099,637   $  622,690
                                                ==========   ==========

(b)  Pro forma financial information:

The unaudited pro forma condensed combined statement of income for the year ended February 28, 1998 combines historical statements of operations for the Company and Standby as if the acquisition had occurred on March 1, 1997.

The unaudited pro forma condensed combined statement of income for the year ended February 28, 1998 combines historical financial information of the Company for the year ended February 28, 1998 and Standby for the year ended December 31, 1997. As the most recent fiscal year end of Standby differs from the Company's fiscal year end by less than 93 days, no adjustments were made to Standby's financial statements for the purpose of the pro forma presentation.

The business of these entities is subject to seasonal fluctuations and, therefore, the results of operations for periods of less than twelve months may not be indicative of annual results. The pro forma financial statements are not necessarily indicative of the results of operations which would actually have been reported had the transaction been consummated on March 1, 1997 or which may be reported in the future. Actual combined results for the Company and Standby for the six months ended August 31, 1998 were reported on the Company's Form 10-QSB filed on October 15, 1998. The aforementioned Form 10-QSB reflects the use of the pooling-of-interests method of accounting for the acquisition of Standby, and accordingly, includes the results of Standby for the periods reported on and the balance sheet of Standby as of August 31, 1998. Management has determined that there would not be any pro forma adjustments to the combined results of operations for the period ended August 31, 1998 had the acquisition been completed at the beginning of the period, and that there would not be any pro forma adjustments to the balance sheet as of August 31, 1998. Accordingly, no interim pro forma financial information has been included for the period ended August 31, 1998.

The pro forma data should be read in conjunction with the notes to unaudited pro forma condensed combined financial information and the historical financial statements and notes thereto of Standby contained elsewhere herein.

     Unaudited Condensed Combined Pro Forma Statement of Income for the fiscal year ended February 28, 1998:



           WESTOWER CORPORATION
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
           FOR THE YEAR ENDED FEBRUARY 28, 1998

                                                 HISTORICAL
                                          WESTOWER         STANDBY         PRO FORMA          PRO FORMA
                                         CORPORATION      SERVICES        ADJUSTMENTS         COMBINED
                                         ----------------------------------------------    ---------------
  CONTRACT REVENUES EARNED                37,112,000      4,550,000                          41,662,000
  COSTS OF REVENUES EARNED                27,474,000      2,273,000                          29,747,000
           Gross profit                    9,638,000      2,277,000            0             11,915,000

  SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES                                 5,174,000      2,296,000        (1,455,000)   1   6,015,000

                                         ----------------------------------------------    ---------------
  OPERATING INCOME                         4,464,000       (19,000)        1,455,000         5,900,000

  OTHER INCOME(EXPENSE)
           Gain on sale of assets           125,000                                           125,000
           Other                                            1,000                               1,000
           Interest income                  114,000         13,000                            127,000
           Interest expense                 (93,000)       (36,000)                           (129,000)
                                         ----------------------------------------------    ---------------

                                            146,000        (22,000)            0              124,000
                                         ----------------------------------------------    ---------------

  INCOME BEFORE INCOME TAXES               4,610,000       (41,000)        1,455,000         6,024,000

  INCOME TAXES                             1,812,000                        597,000      2   2,409,000

                                         ----------------------------------------------    ---------------
  NET INCOME                               2,798,000       (41,000)         858,000          3,615,000
                                         ==============================================    ===============

  Basic earnings per share                    0.59                             n/a              0.69
                                         ==============================================    ===============

  Diluted earnings per share                  0.55                             n/a              0.65
                                         ==============================================    ===============

  Shares of common stock used in
  computing earnings per share:

  Basic                                    4,720,000                        543,000      3   5,263,000
                                         ==============================================    ===============

  Diluted                                  5,051,000                        543,000      3   5,594,000
                                         ==============================================    ===============

           NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
           FOR THE YEAR ENDED FEBRUARY 28, 1998

         1 Elimination of bonus paid to former shareholder

         2 Estimated adjustment to reflect income taxes at effective rate

         3 Amount represents 544,000 shares issued in connection with acquisition of Standby, net of cancellation of 1,000 shares of Standby common stock exchanged. Shares treated as if they had been outstanding for the entire period.


(c)  Exhibits.

     2.1 Share Exchange Agreement, dated as of August 31, 1998, between Westower Corporation and Tom T. Cunningham, sole shareholder of Standby Services, Inc., a Texas corporation.*

     2.2 Registration Rights Agreement, dated as of August 31, 1998, between Westower Corporation and Tom T. Cunningham.*

     2.3 Employment Agreement, dated as of August 31, 1998, between Standby Services, Inc. and Tom T. Cunningham.*

     23.1 Consent of Independent Auditor.

     * Previously filed.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WESTOWER CORPORATION



Date:  November 12, 1998        By: /s/ Peter Lucas
                                    -------------------------------------
                                    Peter Lucas, Senior Vice President,
                                    Chief Financial Officer, Treasurer
                                    and Secretary

                                 Exhibit Index
                                 -------------

Exhibit
-------


2.1 Share Exchange Agreement, dated as of August 31, 1998, between Westower Corporation and Tom T. Cunningham, sole shareholder of Standby Services, Inc., a Texas corporation.*

2.2 Registration Rights Agreement, dated as of August 31, 1998, between Westower Corporation and Tom T. Cunningham.*

2.3 Employment Agreement, dated as of August 31, 1998, between Standby Services, Inc. and Tom T. Cunningham.*

23.1 Consent of Independent Auditor.

* Previously filed.